   As filed with the Securities and Exchange Commission on December 17, 1999
                                                       Registration No. 33-99082
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               -------------------

                         MARTIN MARIETTA MATERIALS, INC.
             (Exact name of registrant as specified in its charter)

          NORTH CAROLINA                                         56-1848578
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                2710 WYCLIFF ROAD
                          RALEIGH, NORTH CAROLINA 27607
                                 (919) 781-4550
          (Address, including zip code and telephone number, including area code, of registrant's principal executive offices)

                          ----------------------------

                                BRUCE A. DEERSON
                       VICE PRESIDENT AND GENERAL COUNSEL
                         MARTIN MARIETTA MATERIALS, INC.
                                2710 WYCLIFF ROAD
                          RALEIGH, NORTH CAROLINA 27607
                                 (919) 781-4550
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                 with copies to:

      MICHAEL A. SCHWARTZ                              STEPHEN M. LYNCH
   WILLKIE FARR & GALLAGHER                    ROBINSON, BRADSHAW & HINSON, P.A.
      787 SEVENTH AVENUE                            101 NORTH TRYON STREET
 NEW YORK, NEW YORK 10019-6099                            SUITE 1900
        (212) 728-8000                          CHARLOTTE, NORTH CAROLINA 28246
                                                        (704) 377-2536

                             ----------------------

         Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by market conditions.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ___________________

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _____________________

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                   DEREGISTRATION OF UNISSUED DEBT SECURITIES

         Pursuant to this Post-Effective Amendment No. 1 to its Registration Statement on Form S-3 (file No. 33-99082) filed with the Securities and Exchange Commission on November 30, 1995, as supplemented by a Prospectus Supplement filed with the Securities and Exchange Commission on August 4, 1997 (together, the "Registration Statement"), Martin Marietta Materials, Inc. (the "Registrant") deregisters up to $50,000,000 aggregate principal amount of the Registrant's debt securities that were previously registered pursuant to Rule 415 under the Securities Act of 1933. The debt securities being deregistered were not sold by the Registrant in the period during which the Registrant agreed to keep the Registration Statement effective.

         In accordance with the undertakings contained in Part II of the Registration Statement, the Registrant hereby removes from registration all of the debt securities in the principal amount of $50,000,000 that remain unsold.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable ground to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in Raleigh, North Carolina, on December 17, 1999.

                           MARTIN MARIETTA MATERIALS, INC.

                           By:  /s/   Bruce A. Deerson
                                ----------------------------------
                                Vice President and General Counsel

         Pursuant to the requirement of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed on December 17, 1999 by the following persons in the capacities indicated.

Signature                               Title                        Date
---------                               -----                        ----

/s/ Stephen P. Zelnak, Jr.       Chairman of the Board,        December 17, 1999
-----------------------------    President and Chief
Stephen P. Zelnak, Jr.           Executive Officer


/s/ Janice K. Henry              Senior Vice President,        December 17, 1999
-----------------------------    Chief Financial Officer
Janice K. Henry                  and Treasurer


/s/ Anne H. Lloyd                Vice President, Controller    December 17, 1999
-----------------------------    and Chief Accounting Officer
Anne H. Lloyd

Signature                               Title                        Date
---------                               -----                        ----


/s/ Richard G. Adamson*          Director                      December 17, 1999
-----------------------------
Richard G. Adamson

/s/ Marcus C. Bennett*           Director                      December 17, 1999
-----------------------------
Marcus C. Bennett

/s/ Bobby F. Leonard*            Director                      December 17, 1999
-----------------------------
Bobby F. Leonard

/s/ Frank H. Menaker, Jr.*       Director                      December 17, 1999
-----------------------------
Frank H. Menaker, Jr.

/s/ William E. McDonald*         Director                      December 17, 1999
-----------------------------
William E. McDonald

/s/ James M. Reed*               Director                      December 17, 1999
-----------------------------
James M. Reed

/s/ William B. Sansom*           Director                      December 17, 1999
-----------------------------
William B. Sansom

/s/ Richard A. Vinroot*          Director                      December 17, 1999
-----------------------------
Richard A. Vinroot



*By Power of Attorney

/s/ Roselyn R. Bar
-----------------------------
Roselyn R. Bar
Attorney-in-fact